Lehman Brothers CEO Energy/Power Conference

New York, NY

September 4, 2007





Forward-Looking Statements

This presentation may include "forward-looking" statements that are generally identifiable through our use of words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project" and similar expressions and include any statements that we make regarding our earnings expectations. The forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to update or revise such statements to reflect new information or events as they occur. Our actual future results may differ materially due to a variety of factors, including changes in the level of offshore exploration, development and production activity in the oil and natural gas industry, our inability to obtain contracts with favorable pricing terms if there is a downturn on our business cycle, intense competition in our industry, the operational risks inherent in our business, risks associated with our relationship with Helix Energy Solutions Group, Inc., our controlling stockholder, and other risks detailed in our 2006 Form 10-K on file with the Securities and Exchange Commission.



Presentation Outline

- Company Overview
- CDI Strategy
- Acquisition of Horizon Offshore
- Financial Information



Quinn J. Hébert
President & Chief Executive Officer

G. Kregg Lunsford
Chief Financial Officer

CAL DIVE INTERNATIONAL

Company Overview





Company Overview

- **Leading provider of manned diving, pipelay and pipe burial services to the offshore oil and natural gas industry**
  - World's largest fleet of diving support vessels (23 vessels)
  - Pipelay and pipe burial services in water depths up to 400 feet (3 vessels)
  - 1,300 professional diving and marine personnel

- **Scale and technical capabilities of our fleet and personnel make us a premier marine contractor in water depths up to 1,000 feet**
  - Recent acquisitions have further enhanced our competitive position







Company Strengths

Marine Contractor Servicing the World's Offshore Infrastructure

MARKET LEADERSHIP

- World's largest diving support fleet and highly skilled workforce provide Gulf of Mexico leadership
- Well-positioned for leadership in high-growth international regions

HIGH-QUALITY ASSETS

- Large and diverse fleet of vessels and diving systems
- Technically advanced fleet allows execution of higher margin projects

CUSTOMER RELATIONSHIPS

- Successful history has led to a large and stable customer base
- Includes virtually all of the top 20 energy producers in Gulf of Mexico

EXPERIENCED MANAGEMENT

- Leadership team has an average of 22 years of industry experience
- Proven track record of identifying and executing complementary acquisitions that enhance our service capabilities



Company History

Leader in Manned Diving Operations for Over 30 Years

1975
- Commenced operations in Gulf of Mexico

1984
- Completed a major conversion of the *Cal Diver I*, first DSV dedicated for GOM use

1994
- Acquired *Witch Queen*, first DP DSV, improving abilities to operate in harsher and deeper conditions

2005
- Acquired 6 DSVs and a portable saturation system from Torch Offshore

2005
- Acquired GOM diving and pipelay business of Acergy, adding 9 vessels

1975 — 1980 — 1984 — 1986 — 1994 — 1996 — 2005 — 2006 IPO

1980
- Acquired International Oilfield Divers, first GOM acquisition

1986
- Began providing work on a qualified turnkey basis, giving clients more cost control

1996
- Acquired and enhanced *Uncle John*, first semi-sub MSV dedicated for use in the GOM

2006
- Completed acquisition of Singapore-based Fraser Diving

CAL DIVE INTERNATIONAL



Marine Contracting Services

Providing Essential Services Throughout the Production Lifecycle

Production Lifecycle

Infrastructure and installation	Production and well remediation	Decommissioning
		
Pipelay & Burial Pipeline Installation Tie-Ins Construction	Construction Inspection Repair Maintenance	Well and Pipeline P/A Salvage



Vessel Fleet

- In addition to vessels listed below, Cal Dive owns and operates 8 portable saturation diving systems and has 3 more scheduled for delivery in 2008



Saturation Diving (8)

DP DSV Eclipse	DP
DP DSV Mystic Viking	DP
DP DSV Kestrel	DP
DP MSV Uncle John	DP
DSV American Constitution	4 Pt
DSV Cal Diver I	4 Pt
DSV Cal Diver II	4 Pt
DSV Midnight Star (1)	4 Pt



Surface Diving (15)

DSV American Star	4 Pt
DSV American Triumph	4 Pt
DSV American Victory	4 Pt
DSV Cal Diver V	4 Pt
DSV Dancer	4 Pt
DSV Mr. Fred	4 Pt
American Diver	-
American Liberty	-
Cal Diver IV	-
Fox	-
Mr. Jack	-
Mr. Jim	-
Polo Pony	-
Sterling Pony	-
White Pony	-



Pipelay (3)

Brave	Anchor
Rider	Anchor
DLB 801 (2)	Anchor

Note 1: SAT conversion expected
Note 2: 50% owned

Cal Dive International



Top Customers

Proven Track Record Attracts Top Offshore Companies

- Combination of superior services and commitment to safety has allowed us to build a large and stable base of customers

Chevron

ExxonMobil

devon

bp

Apache CORPORATION

elpaso

W&T OFFSHORE INCORPORATED

LIGHTHOUSE R&D Enterprises, Inc.

HORIZON

CAL DIVE INTERNATIONAL

CDI Strategy





Cal Dive's Growth Strategy

Achieve Market Leadership in Most Attractive Offshore Regions

- Expand leadership in the Gulf of Mexico, which remains the largest and most developed offshore region in the world
- Replicate GOM success in high-growth international offshore regions
- Maintain the world's premier diving fleet through our capital program


Growth
Gulf Of Mexico Leadership
International Expansion
Vessel Upgrades
Execution



Strategic Overview and Rationale

MAINTAIN GOM LEADERSHIP

- Enhance operating capabilities through vessel upgrades and acquisitions of complementary assets
- Gulf of Mexico remains the world's largest offshore region

EXPAND INTERNATIONALLY

- Leverage our GOM relationships and operating capabilities to expand internationally
- International regions offer tremendous growth potential

SKILLED PERSONNEL

- Continue investing in career and technical development programs
- Development and retention of skilled marine personnel is a crucial component to continued growth

DISCIPLINED COST STRUCTURE

- Maintain disciplined cost structure and identify new opportunities to reduce costs
- Enhances profitability and allows us to withstand industry downturns

CONTRACT OPTIMIZATION

- Optimize mix of dayrate and qualified turnkey contracts
- Diversifies revenue while maximizing profitability in a given business environment

FINANCIAL FLEXIBILITY

- Conservative capital structure allows for pursuit of strategic acquisitions or value-enhancing growth initiatives

CAL DIVE INTERNATIONAL



Industry Outlook

Favorable Outlook for Offshore Construction

- Based on projected global energy demand, offshore drilling and completion activity are expected to remain strong
  - ➢ Increased demand for offshore drilling rigs will be a primary driver of new worldwide offshore construction demand
  - ➢ International regions represent a significant growth opportunity for marine contractors
- The U.S. Gulf of Mexico remains a key region for domestic energy production
  - ➢ Bidding activity for Gulf of Mexico leases, which historically has been a good leading indicator of offshore drilling demand, has increased steadily in recent periods

Offshore Capital Spending [a]



$80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
2000 2001 2002 2003 2004 2005 2006 2007E 2008E 2009E 2010E 2011E 2012E
U.S. Offshore Spending
International Offshore Spending

GOM Leases & Drilling Activity [b]



Rigs
200
180
160
140
120
100
80
60
40
20
0
$1,600
1,400
1,200
1,000
800
600
400
200
High Lease Bids ($MM)
'94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07
Jack-ups
Floaters
Rig Count

(a) Source: Spears & Associates, *Drilling and Production Outlook*, June 2007. International figures exclude Canada, China and the Commonwealth of Independent States.
(b) Source: Rigzone and the Minerals Management Service.



Industry Outlook

Historically High Worldwide Energy Demand

- Current global economic expansion, especially in the emerging economies of China and India, has sharply increased demand for hydrocarbons globally
- Natural gas is playing a greater role in meeting the energy needs in emerging economies as it remains a more environmentally friendly alternative to other fossil fuels

Worldwide Crude Oil Consumption

Million Barrels per Day



140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
Actual CAGR = 1.8%
CAGR = 1.4%
79.8
82.5
103.7
110.4
117.6
1990
2003
2004
2010
2015
2020
2025
2030

Source: International Energy Outlook 2007

Worldwide Natural Gas Consumption

Trillion Cubic Feet



180.0
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
Actual CAGR = 2.4%
CAGR = 1.7%
73.4
95.0
99.6
115.9
129.0
141.1
152.0
163.2
1990
2003
2004
2010
2015
2020
2025
2030

Source: International Energy Outlook 2007

CAL DIVE INTERNATIONAL

Acquisition of Horizon Offshore





Business Summary



MARINE SERVICES

- Pipeline installation
- Pipebury, hook-up and commissioning
- Offshore production platform installation
- Offshore production platform salvage



MARINE CONSTRUCTION ASSETS

- Four pipelay / pipebury vessels
- Two derrick barges
- One dedicated pipebury barge
- One combination derrick / pipelay barge
- One multi-service DP vessel

CAL DIVE INTERNATIONAL



Compelling Strategic Combination

COMPLEMENTARY ASSETS

- Combines Cal Dive's premier diving assets with Horizon's pipelay / pipebury vessels and derrick barges
- Creates strong competitor with full spectrum of offshore construction and salvage services

ACHIEVABLE SYNERGIES

- Expanded operating capabilities generate significant new business opportunities
- Additional synergies should be achieved through cost savings

GEOGRAPHIC DIVERSIFICATION

- Provides immediate presence in high-growth international offshore regions
- Enhanced platform can be leveraged to compete for larger-scale projects in domestic and international regions

CRITICAL MASS

- Achieves fleet expansion more effectively than through newbuilds
- Diverse and highly capable fleet can respond quickly to customers' global demands

FINANCIAL BENEFITS

- Transaction accretive to 2008E earnings and cash flow per share without synergies
- Structure maintains Cal Dive's financial strength and flexibility

CAL DIVE INTERNATIONAL



Strategic Rationale

Horizon's fleet will significantly enhance Cal Dive's service offerings in the early and late phases of the production life-cycle, while maintaining its strategic position in the middle phase

	HORIZON	CAL DIVE INTERNATIONAL	HORIZON
	Adds 6 vessels with pipelay / pipebury capabilities	Currently the largest fleet (23) of diving support vessels	Adds 3 vessels with derrick lift capabilities
Primary Lifecycle Phases	Infrastructure and installation	Production and well remediation	Decommissioning
Representative Services	♦ Pipelay & Burial ♦ Pipeline Installation ♦ Tie-Ins ♦ Construction	♦ Construction ♦ Inspection ♦ Repair ♦ Maintenance	♦ Plugging and Abandonment ♦ Pipeline Removal ♦ Salvage









Global Footprint With Expansion Potential

- Expanded and diversified fleet, enhanced services and existing customer relationships should allow for accelerated expansion into high-growth offshore regions



CAL DIVE INTERNATIONAL
HORIZON
Both

CAL DIVE INTERNATIONAL

Financial Information



Revenue Growth




700
600
500
400
300
200
100
0
($MM)
2004
2005
2006
2007 Est.
Range



Earnings Growth



150
125
100
75
50
25
0
($MM)
2004
2005
2006
2007 Est.
Recurring
Non-Recurring Charges
Earnings Guidance Range



EBITDA Growth (1)



300
250
200
150
100
50
0
($MM)
2004
2005
2006
2007 Est.
Range

Note 1: See Reconciliation of Non-GAAP Financial Measures in the Appendix to this presentation



Capitalization

(all amounts in thousands except percentages and ratios)

	As of June 30, 2007
Cash and cash equivalents	$3,667
Long-Term Debt	140,000
Stockholders' Equity:	
Common Stock (1)	843
Capital in excess of par value of common stock	156,501
Retained Earnings	43,648
Total Stockholders' Equity	200,992
Total Capitalization (excluding cash)	**$340,992**
Net Debt to EBITDA (2)	**0.65x**
Net Debt to Book Capitalization (3)	**40%**

(1) Common Stock, $.01 par value; 240,000,000 shares authorized, 84,326,905 shares issued
(2) See Reconciliation of Non-GAAP Financial Measures in the Appendix to this presentation
(3) Calculated as total debt less cash divided by stockholders' equity plus debt less cash

CAL DIVE INTERNATIONAL



2007 Regulatory Dry Docks and Upgrades

Vessel	Type	Timing of Out of Service Days				
		Q1 Act.	Q2 Act.	Q3 Est.	Q4 Est.	Total
DP DSV Eclipse	Drydock	42	40			82
DP DSV Kestrel	Regulatory		37			37
DSV Cal Diver I	Drydock		17			17
DSV Cal Diver II	Drydock	21	33			54
DSV American Triumph	Drydock		31			31
DSV American Star	Drydock			6	44	50
Brave	Drydock/Upgrade	12	58			70
Mr. Jack	Drydock			30		30
Sterling Pony	Drydock			30		30
DP MSV Uncle John	Upgrade	15	26			41
DP DSV Mystic Viking	Upgrade		69			69
DSV American Constitution	Upgrade	28	16			44
DSV Midnight Star	Upgrade		16			16
American Diver	Drydock	30				30
	Total Days	148	343	66	44	601
	Previous Est.	148	270	62	48	528
	Difference	-	73	4	(4)	73
	Quarterly Days as % of Total	25%	57%	11%	7%	100%

Question & Answer



Appendix





Reconciliation of Non-GAAP Financial Measures

In addition to net income, we evaluate our financial performance based on other factors, one primary measure of which is earnings before net interest expense, taxes, depreciation and amortization, which we refer to as EBITDA. We use EBITDA as a measure of the operational strengths and performance of our business and not as a measure of liquidity. However, a limitation of the use of EBITDA as a performance measure is that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in our business. Accordingly, EBITDA should be considered in addition to, and not as a substitute for, net income and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among companies; thus, EBITDA as presented below may not be comparable to similarly titled measures of other companies.

We believe EBITDA is useful to investors and other external users of our financial statements in evaluating our operating performance because:
•it is widely used by investors in our industry to measure a company's operating performance without regard to items such as interest expense, depreciation and amortization, which can vary substantially from company to company depending upon accounting methods and book value of assets, capital structure and the method by which assets were acquired; and
•it helps investors more meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest charges from our outstanding debt) and asset base (primarily depreciation and amortization of our vessels) from our operating results.

Our management uses EBITDA:
•as a measure of operating performance because it assists us in comparing our performance on a consistent basis as it removes the impact of our capital structure and asset base from our operating results;
in presentations to our board of directors to enable them to have the same consistent measurement basis of operating performance used by management;
•as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations;
•to assess compliance with financial ratios and covenants that will be included in our revolving credit facility; and
in communications with lenders, rating agencies and others, concerning our financial performance.

The following tables present a reconciliation of EBITDA to net income, which is the most directly comparable GAAP financial measure of our operating results.



Reconciliation of Non-GAAP Financial Measures

(all amounts in thousands except ratio)

	3Q 2006	4Q 2006	1Q 2007	2Q 2007	TTM- 2Q 2007
EBITDA (unaudited)	**$55,101**	**$50,026**	**$58,004**	**$46,119**	**$209,250**
Less: Depreciation & Amortization	6,320	7,468	8,894	9,180	31,862
Less: Non-Cash Stock Compensation Expense	699	1,109	806	797	3,411
Less: Interest Expense (Income)	(48)	201	2,539	2,419	5,111
Less: Non-Cash Equity Loss (Earnings)	3,237	(100)	(952)	11,793	13,978
Less: Provision for Income Taxes	15,842	15,179	16,653	10,365	58,039
Net Income	**$29,051**	**$26,169**	**$30,064**	**$11,565**	**$96,849**

Long Term Debt at June 30, 2007	$140,000
Less: Cash at June 30, 2007	3,667
Net Debt	136,333
EBITDA for TTM June 30, 2007	$209,250
Ratio	**0.65x**



Reconciliation of Non-GAAP Financial Measures

(all amounts in thousands except ratio)

	2004	2005	2006	2007 Estimate Low	2007 Estimate High
EBITDA (unaudited)	**$27,395**	**$70,561**	**$212,893**	**$234,300**	**$264,700**
Less: Depreciation & Amortization	15,510	15,308	24,515	38,800	40,300
Less: Stock Compensation Expense (1)	-	-	2,930	2,500	2,500
Less: Interest Expense (Income)	-	(45)	(163)	10,400	10,800
Less: Equity in Loss (Earnings) of Investment	-	(2,817)	487	11,793	11,793
Less: Provision for Income Taxes	4,211	20,385	65,710	63,507	73,907
Net Income	**$7,674**	**$37,730**	**$119,414**	**$107,300**	**$125,400**